Exhibit 10.8

EXECUTION VERSION

AMENDMENT AND JOINDER TO MANAGEMENT AGREEMENT

THIS AMENDMENT AND JOINDER TO MANAGEMENT AGREEMENT, dated as of October 4, 2019 (this “Amendment and Joinder Agreement”), by and among Driven Brands Funding, LLC, a Delaware limited liability company, (“Issuer”), Driven Product Sourcing LLC, a Delaware limited liability company, Driven Systems LLC, a Delaware limited liability company, 1-800-Radiator Product Sourcing LLC, a Delaware limited liability company, 1-800-Radiator Franchisor SPV LLC, a Delaware limited liability company, Meineke Franchisor SPV LLC, a Delaware limited liability company, Maaco Franchisor SPV LLC, a Delaware limited liability company, Econo Lube Franchisor SPV LLC, a Delaware limited liability company, Drive N Style Franchisor SPV LLC, a Delaware limited liability company, Merlin Franchisor SPV LLC, a Delaware limited liability company, CARSTAR Franchisor SPV LLC, a Delaware limited liability company, Take 5 Franchisor SPV LLC, a Delaware limited liability company, Take 5 Properties SPV LLC, a Delaware limited liability company, Driven Funding Holdco, LLC, a Delaware limited liability company (each, together with the Future Service Receipt (as defined below) after giving effect to Section 1 of this Amendment and Joinder Agreement, a “Securitization Entity,” and together the “Securitization Entities”), Take 5 LLC, a North Carolina limited liability company, Take 5 Oil Change, Inc., a Delaware corporation (and together with Take 5 LLC and the Securitization Entities, the “Service Recipients”), Driven Brands, Inc., a Delaware corporation, as Manager (in such capacity, together with its successors and assigns, the “Manager”), Citibank, N.A., as Trustee (in such capacity, together with its successors, the “Trustee”), and ABRA Franchisor SPV LLC, a Delaware limited liability company (the “Future Service Recipient”), pursuant to Section 1 of this Amendment and Joinder Agreement in favor of the Manager and Trustee and, otherwise, after giving effect to Section 1 of this Amendment and Joinder Agreement. All capitalized terms not defined herein shall have the meaning ascribed to them in the Management Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Issuer, the Trustee and Citibank, N.A., as securities intermediary, have entered into the Amended and Restated Base Indenture, dated as of April 24, 2018 (exclusive of any Series Supplements, the “Base Indenture”, as amended by Amendment No. 1 to the Amended and Restated Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Amended and Restated Base Indenture, dated as of June 15, 2019, and Amendment No. 3 to the Amended and Restated Base Indenture, dated as of September 17, 2019, and together with all Series Supplements, the “Indenture”), providing for the issuance from time to time of one or more Series of Notes thereunder;

WHEREAS, in connection with the Indenture, the Issuer, the other Service Recipients party thereto (other than the Future Service Recipient) from time to time, the Manager, Driven Brands Shared Services, LLC, Meineke Car Care Centers LLC, Maaco Franchising LLC, 1-800 Radiator & A/C, 1-800-Radiator Franchise, Inc., Econo Lube N’ Tune, LLC, Drive N Style LLC, SBA-TLC LLC, Take 5 LLC and Take 5 Oil Change, Inc. as Sub-managers, and the Trustee have entered into the Amended and Restated Management Agreement, dated as of April 24, 2018 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Management Agreement”);

WHEREAS, Section 8.3(a) of the Management Agreement provides, among other things, for the amendment of the Management Agreement with the consent of the Service Recipients and the Manager, and the Trustee (acting at the direction of the Control Party), the Service Recipients and the Manager desire to amend the Management Agreement as set forth herein; and

WHEREAS, Section 8.7(d) of the Base Indenture provides, among other things, for the amendment of the Management Agreement with the consent of the Control Party, subject to the terms of the Management Agreement; and

WHEREAS, the Control Party has consented to this Amendment and Joinder Agreement.

NOW, THEREFORE, IT IS AGREED:

1.    Joinder. By executing and delivering this Amendment and Joinder Agreement, the Future Service Recipient, as provided in Section 8.16 of the Management Agreement, hereby becomes a party to the Management Agreement as:

(a)    a Service Recipient thereunder with the same force and effect as if originally named therein as a Service Recipient and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Service Recipient thereunder. Each reference to a “Service Recipient” in the Management Agreement shall be deemed to include the Future Service Recipient. The Management Agreement is hereby incorporated herein by reference.

(b)    a SPV Franchising Entity thereunder with the same force and effect as if originally named therein as a SPV Franchising Entity and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a SPV Franchising Entity thereunder. Each reference to a “SPV Franchising Entity” in the Management Agreement shall be deemed to include the Future Service Recipient. The Management Agreement is hereby incorporated herein by reference.

2.    Amendment. Effective as of the date hereof, the Management Agreement is hereby amended as follows:

(a)	The definition of “Contributed Securitization-Owned Location Assets” in Section 1.1 of the Management Agreement is hereby deleted in its entirety and amended and restated as follows:

i.

“Contributed Securitization-Owned Location Assets” means, collectively, all assets that were contributed to Take 5 Properties on the Series 2018-1 Closing Date pursuant to the applicable Take 5 and Spire Contribution Agreements or thereafter pursuant to any other applicable Contribution Agreement.

(b)	The definition of “Current Practice” in Section 1.1 of the Management Agreement is hereby deleted in its entirety and amended and restated as follows:

i.

“Current Practice” means, in respect of any action or inaction, the practices, standards and procedures of the Non-Securitization Entities as performed on or that would have been performed immediately prior to the Series 2015-1 Closing Date, the Series 2016-1 Closing Date, with respect to the Carstar Brand, the Series 2018-1 Closing Date or such date of the related Contribution Agreement thereafter, with respect to the Take 5 Brand, as applicable, or Spire Supply Assets, or October 4, 2019 with respect to the ABRA Brand.

(c)	The definition of “New Assets” in Section 1.1 of the Management Agreement is hereby deleted in its entirety and amended and restated as follows:

i.

“New Assets” means a New Franchise Agreement, a New Development Agreement, New Securitization-Owned Location Asset or any other Managed Asset contributed to, or otherwise entered into or acquired by, the Securitization Entities (other than CARSTAR Franchisor, Take 5 Franchisor, Take 5 Properties or ABRA Franchisor) after the Series 2015-1 Closing Date, CARSTAR Franchisor after the Series 2016-1 Closing Date, Take 5 Franchisor, Take 5 Properties, Take 5 or Take 5 Oil after the Series 2018-1 Closing Date and ABRA Franchisor after October 4, 2019.

(d)	Clause (f) of the definition of “Services” in Section 1.1 of the Management Agreement is hereby deleted in its entirety and amended and restated as follows:

i.

“making or causing the collection of amounts owing under the terms and provisions of each Managed Document and the Transaction Documents, including, without limitation, managing (i) the applicable SPV Franchising Entity’s rights and obligations as franchisor under the Franchise Agreements and the Development Agreements (including performing, as applicable, Meineke Services, Econo Lube Services, Maaco Services, 1-800-Radiator Services, Merlin Services, Drive N Style Services, CARSTAR Services, Take 5 Services and ABRA Services) and (ii) the right to approve amendments, waivers, modifications and terminations of (including extensions, modifications, write-downs and write-offs of obligations owing under) Franchise Documents and other Managed Documents and to exercise all rights of the applicable Securitization Entities under such Franchise Documents and the applicable Service Recipient under the other Managed Documents;”

(e)	Clause (r) of the definition of “Services” in Section 1.1 of the Management Agreement is hereby deleted in its entirety and amended and restated as follows:

i.

“developing new products and services (or modifying any existing products and services) to be offered in connection with Branded Locations and the other assets of the Securitization Entities and any Take 5 Company Location assets of Take 5 and Take 5 Oil”

(f)	Section 1.1 of the Management Agreement shall be amended to add the following definitions in alphabetical order, as set forth below:

i.

“ABRA Brand” means the ABRA® name and ABRA trademarks, whether alone or in combination with other words or symbols, and any variations or derivatives of any of the foregoing (but excluding any other Driven Securitization Brand).

ii.	“ABRA Business”: means the operation of automotive service businesses under the ABRA Brand.

iii.	“ABRA Franchise Agreement”: means the current form of ABRA Franchise Agreement.

iv.	“ABRA Franchisor”: means ABRA Franchisor SPV LLC.

v.

“ABRA Services”: means services provided by the franchisor under each ABRA Franchise Agreement, including: (a) orientation/training program; (b) onsite visits in connection with completing training; (c) continuing consultation and assistance in the operation of the ABRA’s facility as ABRA deems appropriate; (d) periodic meetings to review operations, procedures, management practices and cost efficiencies; (e) additional training programs as ABRA may require; (f) periodic inspections of the ABRA Facility as ABRA determines appropriate; (g) maintenance of an ABRA website; (h) a copy of the ABRA Operations Manual; and (i) administration of insurance and marketing fees and programs.

vi.

“ABRA System”: means ABRA’s system relating to format, style, merchandising, service and product preparation methods and techniques, signs, layout plans, advertising, marketing, inventory, bookkeeping system, and schedule of policies and practices for the operation of businesses specializing in a wide variety of interior, exterior and restyling services for vehicles.

vii.	“ABRA Territory”: means the specific business location and territory granted to a Franchisee in which to operate a ABRA Business.

(g)	Section 2.1(c)(1) shall be amended to delete the stricken word and include the bolded and underlined language, as set forth below:

a.

“The Manager acknowledges and agrees that all Securitization IP, including any Manager-Developed IP arising during the Term, shall, as between the parties, be owned by and inure exclusively to the applicable SPV Franchising Entity (with Securitization IP relating to the 1-800-Radiator Brand being owned by the 1-800-Radiator Franchisor; Securitization IP relating to the Drive N Style Brand being owned by the Drive N Style Franchisor; Securitization IP relating to the Econo Lube Brand being owned by the Econo Lube Franchisor; Securitization IP relating to the Maaco Brand being owned by the Maaco Franchisor; Securitization IP relating to the Meineke Brand being owned by the Meineke Franchisor; Securitization IP relating to the Merlin Brand being owned by the Merlin Franchisor; Securitization IP relating to the Pro Oil Brand being owned by the Franchisor Holdco; Securitization IP relating to the CARSTAR Brand being owned by the CARSTAR Franchisor; Securitization IP relating to the Take 5 Brand being owned by the Take 5 Franchisor; and Securitization IP relating to the ABRA Brand being owned by the ABRA Franchisor; in each case as licensed pursuant to the IP License Agreements). Any copyrightable material included in such Manager-Developed IP shall, to the fullest extent allowed by law, be considered a “work made for hire” as that term is defined in Section 101 of the U.S. Copyright Act of 1976, as amended, and owned by the applicable SPV Franchising Entity. The Manager hereby irrevocably assigns and transfers, without further consideration, all right, title and interest in and to such Manager-Developed IP (and all goodwill connected with the use of and symbolized by Trademarks included therein) to the applicable SPV Franchising Entity. Notwithstanding the foregoing, the Manager-Developed IP to be transferred to the applicable SPV Franchising Entity shall include rights to use third party Intellectual Property only to the extent (but to the fullest extent) that such rights are assignable or sublicensable to the applicable SPV Franchising Entity. All applications to register Manager-Developed IP shall be filed in the name of the applicable SPV Franchising Entity.”

(h)	Section 2.2(d) shall be amended to delete the stricken words and include the bolded and underlined language, as set forth below:

a.

“Advertising Funds. The Manager shall maintain nine accounts designated as the “Advertising Fund Accounts” for advertising payments in respect of the Meineke Brand, Maaco Brand, Econo Lube Brand, Merlin Brand, 1-800-Radiator Brand, Carstar Brand, Take 5 Brand, Drive N Style Brand and ABRA Brand, and may in the future create new Advertising Fund Accounts from time to time….”

(i)	Section 5.5 shall be amended to include the bolded and underlined language, as set forth below:

i.

“Future Brands. The Manager may create or acquire additional subsidiaries of the Issuer or Franchisor Holdco (“Future Securitization Entities”) after the Series 2018-1 Closing Date, at the election of the Manager, in respect of (i) company-owned locations (if any) and (ii) acquisitions of additional franchise brand subsidiaries (which may include international subsidiaries) in connection with Future Brands; provided that (x) the Manager (on behalf of the Issuer or Franchisor Holdco) will be required to contribute to Take 5 Properties any future Take 5 Company Locations in the United States and (y) the Manager (on behalf of the Issuer or Franchisor Holdco) will be required to contribute to one or more Securitization Entities any franchise brand, in each case, that, in the good faith determination of the Manager in accordance with the Managing Standard, is intended to compete against any Driven Securitization Brand in the United States.”

(k)	Section 8.17 shall be amended to include the bolded language, as set forth below:

i.

“Securitization-Owned Locations. In the future, the Manager and its affiliates shall contribute all future Take 5 Company Locations in the United States to Take 5 Properties. In the future, Parent or its affiliates may, in their reasonable discretion, contribute one or more other Securitization-Owned Locations to the SPV Franchising Entities or the SPV Franchising Entities may acquire one or more Securitization-Owned Locations. The Manager will perform all of the duties and obligations of the SPV Franchising Entities in connection with the operation and ownership of such Securitization-Owned Locations, including, without limitation, collecting revenues generated by such Securitization-Owned Locations, maintaining appropriate levels of property and casualty insurance, and performing any other activities necessary or desirable for the operation of such Securitization-Owned Locations, as required under the Transaction Documents. In the event a SPV Franchising Entity acquires a Securitization-Owned Location, the Manager will provide written notice to the Trustee and each of Service Recipients”

3.    Counterparts; Binding Effect. This Amendment and Joinder Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which taken together shall constitute a single contract. This Amendment and Joinder Agreement shall become effective when each of the Future Service Recipient, the other Service Recipients, the Manager and the Trustee has executed a counterpart hereof. Delivery of an executed counterpart of a signature page of this Amendment and Joinder Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment and Joinder Agreement.

4.    Full Force and Effect. Except as expressly supplemented hereby, the Management Agreement shall remain in full force and effect.

5.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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IN WITNESS WHEREOF, the undersigned has caused this Amendment and Joinder Agreement to be duly executed and delivered as of the date first above written.

DRIVEN BRANDS FUNDING, LLC, as Issuer

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

DRIVEN FUNDING HOLDCO, LLC as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

DRIVEN PRODUCT SOURCING LLC, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

DRIVEN SYSTEMS LLC, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

[Signature Page to Amendment and Joinder to A&R Management Agreement]

1-800-RADIATOR PRODUCT SOURCING LLC, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

1-800-RADIATOR FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

MEINEKE FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

MAACO FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

ECONO LUBE FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

[Signature Page to Amendment and Joinder to A&R Management Agreement]

DRIVE N STYLE FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

MERLIN FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

CARSTAR FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

TAKE 5 FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

TAKE 5 PROPERTIES SPV LLC, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

[Signature Page to Amendment and Joinder to A&R Management Agreement]

TAKE 5 LLC, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

TAKE 5 OIL CHANGE, INC., as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

DRIVEN BRANDS, INC., as Manager

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

ABRA FRANCHISOR SPV LLC, as the Future Service Recipient, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Service Recipient

By:	/s/ Noah Pollack
Name:	Noah Pollack
Title:	Executive Vice President and Secretary

[Signature Page to Amendment and Joinder to A&R Management Agreement]

CITIBANK, N.A., in its capacity as Trustee

By:	/s/ Jacqueline Suarez
Name:	Jacqueline Suarez
Title:	Senior Trust Officer

[Signature Page to Amendment and Joinder to A&R Management Agreement]

DIRECTION OF CONTROL PARTY:

Midland Loan Services, a division of PNC Bank, National Association, in its capacity as Control Party, hereby consents to the amendment of the Management Agreement and directs the Trustee to execute and deliver this Amendment and Joinder Agreement.

MIDLAND LOAN SERVICES, a division of PNC Bank, National Association, as Control Party

By:	/s/ David A. Eckels
Name:	David A. Eckels
Title:	Senior Vice President

[Signature Page to Amendment and Joinder to A&R Management Agreement]